SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[  ]           Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Equity Funds IV
Delaware Group Global and International Funds
Voyageur Mutual Funds III
Delaware Pooled Trust
Delaware VIP Trust
Delaware Group Foundation Funds®
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

for

Delaware U.S. Growth Fund, a series of Delaware Group® Adviser Funds
Delaware Smid Cap Growth Fund, a series of Delaware Group Equity Funds IV
Delaware Focus Global Growth Fund, a series of Delaware Group Global and International Funds

Delaware Select Growth Fund, a series of Voyageur Mutual Funds III
The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio, series of Delaware Pooled Trust
Delaware VIP U.S. Growth Series and Delaware VIP Smid Cap Growth Series, series of Delaware VIP Trust
Delaware Foundation® Growth Allocation Fund, Delaware Foundation® Moderate Allocation Fund, and Delaware Foundation® Conservative Allocation Fund, series of Delaware Group Foundation Funds®

Dear Shareholder:

I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of Delaware U.S. Growth Fund, Delaware Smid Cap Growth Fund, Delaware Focus Global Growth Fund, Delaware Select Growth Fund, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, Delaware VIP U.S. Growth Series, Delaware VIP Smid Cap Growth Series, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund (each, a “Fund” and together, the “Funds”), series of Delaware Group Adviser Funds, Delaware Group Equity Funds IV, Delaware Group Global and International Funds, Voyageur Mutual Funds III, Delaware Pooled Trust, Delaware VIP Trust, and Delaware Group Foundation Funds® (each, a “Trust” and together, the “Trusts”), will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 16, 2014 at 3:00 p.m., Eastern time.  The purpose of the Meeting is to vote on a proposal that affects each Fund.  As a shareholder, you have the opportunity to voice your opinion on these matters, as applicable.  This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the applicable Boards of Trustees of the Trusts.  The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for looking after your interests as a shareholder.  The Trustees believe the proposal is in the best interests of shareholders.

The Trustees recommend that you vote FOR the proposal.

The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. Please refer to your proxy card for voting instructions.  To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the proxy card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

If you have any questions before you vote, please call Delaware Investments at 1-800-523-1918.  Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[mail date]

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on May 16, 2014

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2014:  the proxy statement is available at www.delawareinvestments.com/proxy

Delaware U.S. Growth Fund, a series of Delaware Group® Adviser Funds
Delaware Smid Cap Growth Fund, a series of Delaware Group Equity Funds IV
Delaware Focus Global Growth Fund, a series of Delaware Group Global and International Funds

Delaware Select Growth Fund, a series of Voyageur Mutual Funds III
The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio, series of Delaware Pooled Trust
Delaware VIP U.S. Growth Series and Delaware VIP Smid Cap Growth Series, series of Delaware VIP Trust
Delaware Foundation® Growth Allocation Fund, Delaware Foundation® Moderate Allocation Fund, and Delaware Foundation® Conservative Allocation Fund, series of Delaware Group Foundation Funds®

To the Shareholders of Delaware U.S. Growth Fund, Delaware Smid Cap Growth Fund, Delaware Focus Global Growth Fund, Delaware Select Growth Fund, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, Delaware VIP U.S. Growth Series, Delaware VIP Smid Cap Growth Series, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund (each, a “Fund” and together, the “Funds”), series of Delaware Group Adviser Funds, Delaware Group Equity Funds IV, Delaware Group Global and International Funds, Voyageur Mutual Funds III, Delaware Pooled Trust, Delaware VIP Trust, and Delaware Group Foundation Funds® (each, a “Trust” and together, the “Trusts”):

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of the Funds will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 16, 2014 at 3:00 p.m., Eastern time.  The Meeting is being called to vote on the approval of a sub-advisory agreement for the Funds.

Shareholders of record of the Funds as of the close of business on March 20, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone or over the Internet.  Your vote is important.

                                                                                By order of the Boards of Trustees,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[mail date]

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign, and return it in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached proxy statement.

PROXY STATEMENT

PROXY STATEMENT

for

Delaware U.S. Growth Fund, a series of Delaware Group® Adviser Funds
Delaware Smid Cap Growth Fund, a series of Delaware Group Equity Funds IV
Delaware Focus Global Growth Fund, a series of Delaware Group Global and International Funds

Delaware Select Growth Fund, a series of Voyageur Mutual Funds III
The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio, series of Delaware Pooled Trust
Delaware VIP U.S. Growth Series and Delaware VIP Smid Cap Growth Series, series of Delaware VIP Trust
Delaware Foundation® Growth Allocation Fund, Delaware Foundation® Moderate Allocation Fund, and Delaware Foundation® Conservative Allocation Fund, series of Delaware Group Foundation Funds®

Dated [mail date]

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2014:  this proxy statement is available at www.delawareinvestments.com/proxy.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware U.S. Growth Fund, Delaware Smid Cap Growth Fund, Delaware Focus Global Growth Fund, Delaware Select Growth Fund, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, Delaware VIP U.S. Growth Series, Delaware VIP Smid Cap Growth Series, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund (each, a “Fund” and together, the “Funds”), series of Delaware Group Adviser Funds, Delaware Group Equity Funds IV, Delaware Group Global and International Funds, Voyageur Mutual Funds III, Delaware Pooled Trust, Delaware VIP Trust, and Delaware Group Foundation Funds® (each, a “Trust” and together, the “Trusts”).  The Meeting was called by the Boards of Trustees of the Trusts (the “Boards” or the “Trustees”) to vote on the approval of a sub-advisory agreement for the Funds (the “Proposal”).

The principal office of the Trusts is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can reach the office of the Trusts by telephone by calling 1-800-523-1918.  Each Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on May 16, 2014 at 3:00 p.m., Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Boards, on behalf of the Funds, are soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about [mail date].

This Proxy Statement gives you information about the proposed sub-advisory agreement and other matters that you should know before voting on the Proposal.

Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end.  Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request.  Such requests should be directed to the Funds by calling 1-800-523-1918 or by writing to a Fund at Attention: Shareholder Services, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.  Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ website at www.delawareinvestments.com.

PROPOSAL:  TO APPROVE A SUB-ADVISORY AGREEMENT

Introduction to the Proposal

At the Meeting, shareholders of each Fund will be asked to approve an investment sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) between Delaware Management Company, the Funds’ investment adviser (“DMC”), and Jackson Square Partners, LLC (the “Sub-adviser”).  The Sub-adviser will be a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC (“DIAP” and with DMC, “Delaware Investments”), and California Street Partners, LLC, a California limited liability company.  The Sub-adviser will be comprised of the portfolio managers currently responsible for managing all or part of each Fund (the “Focus Growth Team”).  In connection with the lift out of the Focus Growth Team into the Sub-adviser, the Focus Growth Team will become owners and officers of the Sub-adviser, and will continue to provide portfolio management services to the Funds pursuant to the Proposed Sub-Advisory Agreement.  Accordingly, the Funds’ Boards are seeking your approval of the Proposed Sub-Advisory Agreement.

The Boards are proposing the approval of the Proposed Sub-Advisory Agreement in order to continue to capitalize on the skill and expertise of the Focus Growth Team.  For the Funds (other than Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund), it is proposed that the same members of the Focus Growth Team who have managed the Funds’ portfolios will continue to manage the entirety of the Funds’ portfolios in their new roles as portfolio managers at the Sub-adviser.  It is also proposed that the Focus Growth Team will continue to manage certain sleeves of the portfolios of Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund in their new roles as portfolio managers of the Sub-adviser.  The Focus Growth Team has managed all or part of each Fund since 2005, except in the case of the Delaware Smid Cap Growth Fund, which the Focus Growth Team has been managing since 2010.

The Proposed Sub-Advisory Agreement will not become effective with respect to each Fund unless it is approved by the shareholders of such Fund.  In the event that the shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement, the applicable Fund’s Board will take such action that it deems to be in the best interests of the Fund and its shareholders.

For a general description of the key terms of the Proposed Sub-Advisory Agreement, see “The Proposed Sub-Advisory Agreement” below.  A form of Proposed Sub-Advisory Agreement is included in Appendix A.  Shareholder approval of the Proposal will not change the fees charged to Fund shareholders.  Shareholders will continue to pay management fees to DMC and DMC, in turn, will compensate the Sub-adviser for its services to the Funds out of the fees paid to DMC.

The Current Sub-Advisory Agreement

On behalf of each of the Funds, DMC engaged Delaware Investments Advisory Services, an affiliate of DMC (“DIAS”), to serve as the Funds’ sub-adviser pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”).  Subject to the supervision of DMC and the Funds’ Boards, DIAS directs the investment of the Funds’ assets.  The terms of the Current Sub-Advisory Agreement are substantially similar to the Proposed Sub-Advisory agreement.

DIAS was formed and filed its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser in March 2014.  After the SEC declared DIAS’s registration effective,

members of the Focus Growth Team became officers of DIAS.  DIAS is a wholly owned subsidiary of Delaware Investments Fund Advisers (“DIFA”).  DIFA and DMC are both series of Delaware Management Business Trust, a Delaware statutory trust (“DMBT”).  DMBT is a direct wholly owned subsidiary of DMHI, which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. (“Macquarie”), which is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia.  DMC, DMBT, DIAP, DIAS, DIFA, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Macquarie is a global provider of banking, financial, advisory, investment and funds management services.

The Transaction

On February 18, 2014, DIAP entered into a joint venture agreement with the Focus Growth Team under which the Focus Growth Team will become owners and officers of the Sub-adviser and will continue to provide portfolio management services to the Funds pursuant to the Proposed Sub-Advisory Agreement (the “Transaction”).  Upon the closing of the Transaction, which is expected to occur on or about April 30, 2014, the Focus Growth Team will be the majority owner of the Sub-adviser and DIAP will be the minority owner.  The Sub-adviser is a California limited liability company located at 101 California Street, San Francisco, CA 94111.  The Sub-adviser will provide investment management services to mutual funds, high net worth individuals, and institutional investors. More information about the Sub-advisers’ members and officers is contained in Appendix B.

Section 15(f) of the 1940 Act

The Boards have been advised that the parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe-harbor whereby an owner (such as DMBT) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Each Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). DMBT has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, DMBT has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

Interim Sub-Advisory Agreement

When the Transaction closes on April 30, 2014, the Current Sub-Advisory Agreement will terminate because it will be assigned to the Sub-adviser, although DMC will continue to serve as the Funds’

investment adviser.  Because the Current Sub-Advisory Agreement will terminate prior to the Meeting, the Board has approved an interim sub-advisory agreement between DMC and the Sub-adviser (the “Interim Agreement”) in order to ensure continuity of portfolio management services.  As a result, the Interim Agreement will become effective at the time of the closing of the Transaction.  The Interim Agreement will remain in effect for 150 days or until Fund shareholders approve the Proposed Sub-Advisory Agreement.  The Interim Agreement is substantially similar to the Current Sub-Advisory Agreement except for the provisions (i) governing the length of, and the ability to terminate, the Interim Agreement; and (ii) requiring that the fees earned under the Interim Agreement must be held in an interest-bearing escrow pending shareholder approval of the Proposed Sub-Advisory Agreement.  With respect to the escrow provisions, the amount placed in an escrow account during the term of the Interim Agreement will be paid to the Sub-adviser if Fund shareholders approve the Proposed Sub-Advisory Agreement.  If the Funds’ shareholders do not approve the Proposed Sub-Advisory Agreement, the Sub-adviser will paid out of the escrow account the lesser of its costs in performing under the Interim Agreement or the total amount in the escrow account plus interest earned.  The Interim Agreement is intended to comply with the rules under the 1940 Act governing interim advisory agreements.

The Proposed Sub-Advisory Agreement

Each Board approved the Proposed Sub-Advisory Agreement with respect to its respective Fund at an in-person meeting on February 18-20, 2014.  A copy of the Proposed Sub-Advisory Agreement is contained in Appendix A.

Under the Proposed Sub-Advisory Agreement, DMC will pay the Sub-adviser a fee based on all of the Funds’ assets managed by the Sub-adviser at the following rates:

FUND	SUB-ADVISORY FEE
Delaware U.S. Growth Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Smid Cap Growth Fund	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion
Delaware Foundation® Conservative Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Foundation® Growth Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Foundation® Moderate Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion

FUND	SUB-ADVISORY FEE
Delaware Focus Global Growth Fund	0.425% on first $500 million 0.40% on next $500 million 0.375% on next $1.5 billion 0.35% on assets in excess of $2.5 billion
The Focus Smid-Cap Growth Equity Portfolio	0.375%
The Large-Cap Growth Equity Portfolio	0.275%
The Select 20 Portfolio	0.375%
Delaware VIP® Smid Cap Growth Series	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion
Delaware VIP® U.S. Growth Series	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Select Growth Fund	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion

Sub-Advisory Services.  The Proposed Sub-Advisory Agreement generally provides that, subject to the direction and control of a Trust’s Board and DMC, the Sub-adviser shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund; (ii) effect the purchase and sale of those investments in furtherance of each Fund’s objective(s) and strategies; and (iii) furnish the applicable Board with information and reports regarding each Fund’s investments.  Subject to the primary objective of obtaining best execution, the Sub-adviser may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide brokerage and research services to DMC, the Sub-adviser, and each Fund.

The Proposed Sub-Advisory Agreement provides that the Sub-adviser’s services to the Funds are not exclusive, and the Sub-adviser may render services to other persons or entities, including other mutual funds.

Limitation on Liability.  Under the Proposed Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as a sub-adviser to the Trusts, on behalf of the Funds, neither the Sub-adviser nor any of its controlling persons, officers, directors, employees, or agents (“Sub-adviser Related Persons”) shall be liable to the Trusts, the Funds, DMC, or any shareholder of the Trusts for any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Indemnity.  Under the Proposed Sub-Advisory Agreement, DMC shall indemnify the Sub-adviser and the Sub-adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively, “Losses”), incurred by the Sub-adviser or the Sub-adviser Related Persons arising from or in connection with the Proposed Sub-Advisory Agreement or the performance by the Sub-adviser or the Sub-adviser Related Persons of the duties under the Proposed Sub-Advisory Agreement, as long as such Losses arise out of DMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Proposed Sub-Advisory Agreement, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trusts’ Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to DMC or the Trusts by the Sub-adviser specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the sub-adviser in the performance of any of its duties under, or in connection with, the Proposed Sub-Advisory Agreement.

Term and Continuance.  If approved by shareholders of a Fund, the Proposed Sub-Advisory Agreement will have an initial two year term, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (a) the vote of a majority of the respective Trust’s Board or a 1940 Act Majority (as defined below) of the outstanding voting securities of the applicable Fund, and (b) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination.  The Proposed Sub-Advisory Agreement generally provides that it may be terminated at any time, without the payment of any penalty, (i) by DMC upon giving sixty days’ written notice to the Sub-adviser, or (ii) by a Trust upon giving sixty days’ written notice to the Sub-adviser, provided that the termination by the Trust is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of the outstanding voting securities of the applicable Fund.  The Proposed Sub-Advisory Agreement may also be terminated by the Sub-adviser on sixty days’ written notice.  As required by the 1940 Act, the Proposed Sub-Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).  Furthermore, the Proposed Sub-Advisory Agreement

will terminate upon the termination of the investment advisory agreement between a Trust, on behalf of a Fund, and DMC.

           Board considerations in approving the Proposed Sub-Advisory Agreement

At an in-person meeting held on February 18-20 2014, the Funds’ Boards, including a majority of the Independent Trustees, discussed and unanimously approved the Current Sub-Advisory Agreement between DMC and DIAS as well as the Interim Agreement and the Proposed Sub-Advisory Agreement between DMC and the Sub-adviser (collectively, the “Advisory Agreements”).  Concluding that approval of the Advisory Agreements would be in the best interests of each Fund and its shareholders, the Boards also directed that the Proposed Sub-Advisory Agreement be submitted to each Fund’s shareholders for approval, and recommended that shareholders vote “FOR” approval of the Proposed Sub-Advisory Agreement.

In considering whether to approve the Advisory Agreements, the Independent Trustees consulted with independent legal counsel and Fund counsel, and discussed, among other things, the legal standards applicable to their review of the Proposed Sub-Advisory Agreement and certain other considerations relevant to their deliberations on whether to approve the Proposed Sub-Advisory Agreement.  At the in-person meeting, the Trustees discussed the Transaction and the resulting termination of the Current Sub-Advisory Agreement. The Trustees noted that although the Transaction will cause the termination of the Current Sub-Advisory Agreement, the Transaction will have no effect on the Sub-adviser or the services it provides to the Funds.  The Trustees also discussed the fact that the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement are virtually identical.  After reviewing the written materials provided by the Sub-adviser, the Independent Trustees discussed materials provided to them by their independent legal counsel with respect to their consideration of the Proposed Sub-Advisory Agreement.

In connection with the Trustees’ review of the Proposed Sub-Advisory Agreement, DMC and/or the Sub-adviser advised the Trustees about a variety of matters, including the following:

•	They expected that there will be no adverse changes in the nature, quality, or extent of services currently provided to the Funds and their shareholders;

•	The Transaction will not affect the level of expenses currently in effect for the Funds;

•
The terms and conditions of the Proposed Sub-Advisory Agreement, including the Funds’ contractual fee rate under the Proposed Sub-Advisory Agreement, will remain the same. For the services it provides, the Sub-adviser will receive a fee from DMC, not from the Funds (see “The Proposed Sub-Advisory Agreement” above); and

•
No entity or person will receive any compensation in connection with the approval of the Proposed Sub-Advisory Agreement (other than the sub-advisory fees provided for in the Proposed Sub-Advisory Agreement).

Certain of these considerations are discussed in more detail below.

         In making their decision relating to the approval of the Proposed Sub-Advisory Agreement, the Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Proposed Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees considered the continuity of investment management to be provided to the Funds and their shareholders.  Following the close of the Transaction, the Focus Growth Team will continue to provide portfolio management services to the Funds as owners or employees of the Sub-adviser.  In reviewing the nature, extent, and quality of services, the Trustees considered that the Proposed Sub-Advisory Agreement will be virtually identical to the Current Sub-Advisory Agreement (as discussed above under “The Proposed Sub-Advisory Agreement”). They also considered that the same personnel will be providing portfolio management services to the Funds following the completion of the Transaction and they, therefore, considered the many reports furnished to them throughout 2012 and 2013 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds.  The Trustees were pleased with the emphasis placed on research and risk management in the investment process. The Trustees concluded that, because both the services provided under and the terms of the Proposed Sub-Advisory Agreement were identical to those under the Current Sub-Advisory and Interim Agreements, they remained satisfied with the nature, extent, and quality of the overall services to be provided by the Sub-adviser.

In addition, the Trustees considered that in connection with the Transaction, DIAP and the Sub-adviser would enter into a transition services agreement.  Under the terms of this agreement, DMC and certain of its affiliates would provide compliance and other administrative support to the Sub-adviser for an 18-month period following the close of the Transaction.

Investment Performance.  The Trustees considered the overall investment performance of the Focus Growth Team and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Trustees reviewed reports prepared by Lipper Inc. (“Lipper”) for each Fund that showed such Fund’s investment performance as of March 31, 2013 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”).  A fund with the best performance ranked first, and a fund with the poorest performance ranked last.  The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile.  Annualized investment performance for the Funds was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, compared to that of the Performance Universe.  The Trustees’ objective was that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.  In addition, the Boards reviewed more recent Lipper data that had been provided at the quarterly Board meetings held since March 31, 2013.  With respect to each Fund’s performance as of December 31, 2013, they noted:

Delaware Focus Global Growth Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds as selected by Lipper. The

Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile of its Performance Universe, and the Fund’s total return for the   five-year period was in the first quartile of its Performance Universe.

The Large Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe.

Delaware U.S. Growth Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Fund’s total return for the ten-year period was in the second quartile of its Performance Universe.

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

Delaware Smid Cap Growth Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Portfolio’s total return for the ten-year period was in the third quartile of its Performance Universe.

Delaware Select Growth Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

Delaware VIP U.S. Growth Series – The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the

Series’ total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Series’ total return for the ten-year period was in the second quartile of its Performance Universe.

Delaware VIP Smid Cap Growth Series – The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

Delaware Foundation Conservative Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation conservative funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe.

Delaware Foundation Growth Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the second quartile of its Performance Universe.

Delaware Foundation Moderate Allocation Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the second quartile of its Performance Universe.

The Trustees noted that they were satisfied with the overall performance of the Funds.  Moreover, the Trustees concluded that the Transaction was unlikely to have any effect on the Sub-adviser’s management of the Funds or their investment performance.

Comparative Expenses.  The Trustees also evaluated expense comparison data for each Fund.  The Sub-adviser provided the Trustees with information on pricing levels and fee structures for each Fund and comparative funds.  The Trustees noted that the Sub-adviser’s fee will paid by DMC, not by the Funds.  They also focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of each Fund versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by a Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the applicable Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group. Each Fund’s total expenses were also compared with those of its Expense Group.  The Trustees’ objective was for a Fund’s total expense ratio to be competitive with that of the funds in the

Expense Group.  They concluded that, because the terms of the Proposed Sub-Advisory Agreement were not substantially changing from the terms of the Current Sub-Advisory and Interim Agreements, including the sub-advisory fee rate paid by DMC on behalf of each Fund, each Fund’s expenses were satisfactory.

Management Profitability.  The Sub-adviser provided a pro forma profitability analysis to the Trustees, and the Trustees considered the level of profits expected to be realized by the Sub-adviser.  The Trustees considered the extent to which the Sub-adviser might derive ancillary benefits from the Funds’ operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as Sub-adviser to the Funds and the benefits from allocation of the Funds’ brokerage to improve trading efficiencies.  The Trustees concluded that the sub-advisory fees were reasonable in light of the services to be rendered.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the Sub-adviser and the extent to which any economies of scale would be reflected in the level of sub- advisory fees).  The Trustees considered the fact that several of the Funds had already reached breakpoints in their management fees.

Fall-Out Benefits.  The Trustees acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of the Funds and that the Sub-adviser’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating portfolio brokerage for brokerage and research services. The Board also considered that the Sub-adviser may derive reputational, strategic and other benefits from its association with the Funds, and evaluated the extent to which the Sub-adviser might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of its role as a service provider to the Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Trustees concluded that (i) such benefits did not impose a cost or burden on the Funds or their shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that the Sub-adviser might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Conclusion.  After further discussion, each Board, including a majority of its Independent Trustees, then approved the Proposed Sub-Advisory Agreement.  Each Board concluded that the sub-advisory fee rate is reasonable in relation to the services expected to be provided and that execution of the Proposed Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. The Trustees concluded that the sub-advisory fee and total expense ratio were at acceptable levels in light of the quality of services expected to be provided to the Funds and in comparison to those of the Funds’ peer groups.

           Required vote

To become effective, the Proposed Sub-Advisory Agreement must be approved by a 1940 Act Majority vote of each Fund’s outstanding voting securities.  The Proposed Sub-Advisory Agreement was approved separately by each Trust’s Independent Trustees and Board as a whole, on behalf of each Fund, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Boards also determined to submit the Proposed Sub-Advisory Agreement for consideration by the shareholders of the Funds.  If the shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement, the Fund’s Board will consider other possible courses of action for the Fund.

    Future votes

The Delaware Investments® Family of Funds, which includes all the Funds seeking approval of the Proposal, and DMC currently have the authority to rely on a manager of managers order granted by the SEC, which allows DMC to hire, terminate, and replace unaffiliated sub-advisers for the Funds with the approval of a Trust’s Board, but without having to obtain shareholder approval.  The current manager of managers order does not allow DMC to hire affiliated sub-advisers for the Funds.  Currently, before DMC may engage an affiliated sub-adviser for a Fund, shareholders of the Fund must approve an investment advisory agreement with such a sub-adviser. In the future, DMC and the Delaware Investments Family of Funds, including the Funds, may seek authority from the SEC to rely on a manager of managers order that would allow DMC to hire, terminate, and replace both affiliated and unaffiliated sub-advisers for a Fund with the approval of its Trust’s Board, but without having to obtain shareholder approval.

FOR THE REASONS DISCUSSED ABOVE, THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on March 20, 2014 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the Proposal is not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that may properly come before the Meeting.  A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to a Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

    What other matters will be voted upon at the Meeting?

The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matters legally come before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

    Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Proxy Statement.  As of the Record Date, each Fund’s common shares outstanding were as follows:

Fund	Number of Common Shares Outstanding
Delaware U.S. Growth Fund	[ ]
Delaware Smid Cap Growth Fund	[ ]
Delaware Focus Global Growth Fund	[ ]
Delaware Select Growth Fund	[ ]
The Large-Cap Growth Equity Portfolio	[ ]
The Focus Smid-Cap Growth Equity Portfolio	[ ]
The Select 20 Portfolio	[ ]
Delaware VIP U.S. Growth Series	[ ]
Delaware VIP Smid Cap Growth Series	[ ]
Delaware Foundation® Conservative Allocation Fund	[ ]
Delaware Foundation® Growth Allocation Fund	[ ]
Delaware Foundation® Moderate Allocation Fund	[ ]

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for a Fund means one-third (33 ⅓%) of the shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

All reasonable out-of-pocket costs and expenses incurred by each Fund related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by the Sub-adviser and DIAP or an affiliate.

What other solicitations will be made?

This proxy solicitation is being made by the Boards for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Sub-adviser and DIAP or an affiliate as provided above.  In addition to solicitations by mail, officers and employees of the Trusts, DMC, the Sub-adviser, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trusts expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

If the Trusts do not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trusts, an employee of AST Fund Solutions, the Fund’s proxy solicitor, or one of the officers or employees of the Sub-adviser, DMC, or their affiliates asking you to vote.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders.  The Funds are, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Funds.  Each Fund also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of a Board, or the President of a Trust.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Trusts given above.

How may I communicate with the Boards?

Shareholders who wish to communicate to the Boards may address correspondence to Thomas L. Bennett, Coordinating Trustee for the Trusts, c/o their Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Shareholders may also send correspondence to any individual Trustee, c/o their Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Investment Advisory Services. DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, a series of DMBT, manages the assets of the Funds and makes the Funds’ investment decisions, subject to the supervision of the Boards.  Pursuant to its investment advisory agreement with the Trusts, DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Funds.  DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law.  For its investment advisory services to the Funds, DMC is paid as follows:

Management Fee Schedule (as a percentage of average daily net assets)
Portfolio Name	Annual Rate
Delaware U.S. Growth Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion
Delaware Smid Cap Growth Fund	0.71%
Delaware Focus Global Growth Fund	0.85%
Delaware Select Growth Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $1.5 billion 0.60% on assets in excess of $2.5 billion
The Large-Cap Growth Equity Portfolio	0.55%
The Focus Smid-Cap Growth Equity Portfolio	0.75%
The Select 20 Portfolio	0.75%
Delaware VIP U.S. Growth Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion
Delaware VIP Smid Cap Growth Series	0.75%
Delaware Foundation® Conservative Allocation Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion.
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund

Transfer Agency Services.  Delaware Service Company, Inc. (“DSC”), an affiliate of DMC, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent pursuant to a Shareholder Services Agreement.  DSC is paid a fee by each Fund for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Fund.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions.  The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountant.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides custody, fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services.  For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DSC provides fund accounting and financial administration oversight services to the Funds.  Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.  For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

 DistributionServices.  Pursuant to a distribution agreement with the Trusts, Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the distributor for the Funds.  DDLP pays the expenses of the promotion and distribution of the Funds’ shares.  DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC.  The Boards annually review fees paid to DDLP.

The Funds did not pay any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DSC during any of the Funds’ most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

[confirm:] As of Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund.

To the best knowledge of the Trusts, as of Record Date, no person, except as set forth in Appendix C, owned of record 5% or more of the outstanding shares of a Fund.  Except as noted in Appendix C, the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A - FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and JACKSON SQUARE PARTNERS, LLC, a Delaware limited liability company (the “Sub-Adviser’’).

WITNESSETH:

WHEREAS, each open-end management company listed on Exhibit A is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each is organized as a statutory trust under the laws of the State of Delaware (each a “Trust” and collectively, the “Trusts”);

WHEREAS, each fund listed on Exhibit A is a series of its respective Trust as indicated on Exhibit A (each a “Fund” and together, the “Funds”);

WHEREAS, the Investment Manager and the Trusts, on behalf of their respective Funds, have entered into investment management agreements (each an “Investment Management Agreement” and collectively, the “Investment Management Agreements”) whereby the Investment Manager will provide investment advisory services to the Trusts with respect to the Funds;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreements to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trusts with respect to the Funds;

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Trusts and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Funds as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           (a)           The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund in accordance with such Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Funds may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b)           As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Funds or the Investment Manager to:

(i)
obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)
regularly make decisions as to what securities to purchase and sell on behalf of each Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trusts may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

(iii)
provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Funds or their agent to present information concerning the Sub-Adviser’s prior performance in a Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Funds or their agent;

(iv)
provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)
vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Funds in order to comply with any applicable federal or state reporting requirements;

(vi)
provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

(vii)
maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Funds and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request.  The Sub-Adviser agrees that such accounts, books, and records are the property of the Trusts, and will be surrendered to the Trusts promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c)                       The Sub-Adviser shall not consult with any other sub-adviser of a Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-l under the 1940 Act.

(d)                       In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of a Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of a Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Managed Portion; (iii) a Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trusts and the Funds; (v) the Trusts’ compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

(e)                       The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Funds.

(f)                       In order to assist the Trusts and the Trusts’ chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trusts’ Compliance Procedures in managing the Managed Portion;

and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of the Managed Portion.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Managed Portion. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Managed Portion; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Managed Portion. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.

(g)                       The Sub-Adviser shall assist the Funds in the preparation of the Trusts’ registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to the Managed Portion, and shall provide the Funds with information for use in the Funds’ Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Funds as the Trusts’ officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(h)                       The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent the Trusts, the Funds or the Investment Manager in any way, or in any way be deemed an agent of the Trusts, the Funds or the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Funds.

(i)                       The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in each Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(j)                       The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2.             (a)                       Under the terms of each Investment Management Agreement, a Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, the Trusts or the Funds unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing. Any reimbursement of investment management or other fees required by an expense limitation or waiver provision, and any liability arising out of a violation by the Investment Manager of Section 36(b) of the 1940 Act, shall be the sole responsibility of the Investment Manager, provided that nothing herein shall relieve the Sub-Adviser from its own liability under Section 36(b) of the 1940 Act with respect to its duties under this Agreement.

(b)                       Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trusts, shall not receive any compensation from the Trusts for acting in such dual capacity.

3.             (a)                         The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in a Fund’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for a Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b)                        Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect up to 2 percent of transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that a Trust is required to pay or for which such Trust is required to arrange payment.

(c)                        Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4.             As compensation for the services to be rendered to the Trusts for the benefit of their Funds by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees  at the rates provided in Exhibit B attached hereto. The compensation payable to the Sub-Adviser for its services hereunder shall be paid at the end of each calendar quarter (within 30 days of receipt by the Investment Manager of an invoice from the Sub-Adviser) based upon the average daily Fund net assets during the preceding quarter. The fee payable for the quarter shall be accrued daily based on 365/366 year. If this Agreement becomes effective or terminates before the end of any quarter, the sub-advisory fee for the period shall be prorated accordingly.

5.             The services to be rendered by the Sub-Adviser to the Trusts for the benefit of the Funds under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6.             (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trusts or to any other investment company, corporation, association, firm or individual.

(b)                        Neither the Investment Manager, the Trusts nor the Funds shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Funds, the Trusts, the Investment Manager or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement or solely because of the Sub-Adviser’s affiliation with the Investment Manager) or otherwise refer to the Sub-Adviser in any materials related to the Trusts or the Funds distributed to third parties, including the Funds’ shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trusts and the Funds, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Funds.

(c)                        The Sub-Adviser shall not use the Investment Manager’s name (or that of any affiliate of the Investment Manager, other than that of the Sub-Adviser or any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement or solely because of the Investment Manager’s affiliation with the Sub-Adviser) or otherwise refer to the Investment Manager in any materials related to the Trusts or the Funds distributed to third parties, including the Funds’ shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trusts and the Funds, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.

(d)                        This Section 6 applies solely to materials related to the Funds and the Trusts only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7.             (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trusts on behalf of the Funds, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trusts, the Funds, the Investment Manager or any shareholder of a Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Funds, or that the Managed Portion or the Funds will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Funds or the Trusts.  Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

(b)           The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trusts’ Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trusts by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c)           The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trusts’ Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trusts by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8.             (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved with respect to such Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to such Fund for a period of two (2) years and may be renewed thereafter with respect to such Fund only so long as such renewal and continuance with respect to such Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of such Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the applicable Trust who are not parties hereto or “interested persons” of such Trust, its Fund(s), or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b)           This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.

(c)           This Agreement may be terminated with respect to a single Fund or all of the Funds (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by a Trust with respect to a Fund in such Trust at any time, without the payment of a penalty, on 60 days’ written notice to the Sub- Adviser of such Trust’s intention to do so pursuant to action by the applicable Board or pursuant to the vote of a majority of the outstanding voting securities of the applicable Fund. The Sub-Adviser may terminate this Agreement with respect to a single Fund or all of the Funds at any time, without the payment of a penalty, on 60 days’ written notice to the Investment Manager and a Trust or Trusts, as the case may be, of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.

9.           Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)
is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)
is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

(v)
is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of the Trusts to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10.           The Sub-Adviser represents, warrants and agrees that:

(a)           The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify a Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

(b)           The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c)           The Sub-Adviser has provided the Trusts and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trusts and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)           The Sub-Adviser will notify the Trusts and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Funds, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.  In addition, if the Sub-Adviser shall resign on or after September 1, 2016, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a proxy statement and soliciting materials or an information statement, as applicable.

(e)           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11.            The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.

12.            The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of the Funds’ portfolio holdings to any person or entity other than the Investment Manager, the Trusts’ custodian, or other persons expressly designated by the Investment Manager.

13.            This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

14.           This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.           All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub-Adviser:	Van Tran 101 California Street Suite 3750 San Francisco, CA 94111

If to the Investment Manager or the Funds:	Patrick P. Coyne 2005 Market Street Philadelphia, PA 19103

16.            For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of April [__], 2014.

JACKSON SQUARE PARTNERS, LLC	DELAWARE MANAGEMENT
COMPANY, a series of Delaware Management Business Trust

By ______________________________                                   By _______________________________
Name:                                                                                   Name:           David P. O’Connor
Title:                                                                                 Title:           Executive Vice President

Agreed to and accepted as of the day and year first above written:

Delaware Investment Funds
listed on Exhibit A

By _______________________________
Name:  Patrick P. Coyne
Title:    President

EXHIBIT A
List of Registrants and their respective Series

Delaware Group Adviser Funds Delaware U.S. Growth Fund Delaware Group Equity Funds IV Delaware Smid Cap Growth Fund Delaware Group Global and International Funds Delaware Focus Global Growth Fund
Voyageur Mutual Funds III Delaware Select Growth Fund
Delaware Pooled Trust The Large-Cap Growth Equity Portfolio The Focus Smid-Cap Growth Equity Portfolio The Select 20 Portfolio
Delaware VIP Trust Delaware VIP U.S. Growth Series Delaware VIP Smid Cap Growth Series
Delaware Group Foundation Funds® Delaware Foundation Growth Allocation Fund Delaware Foundation Moderate Allocation Fund Delaware Foundation Conservative Allocation Fund

Ex. A-1

EXHIBIT B
FEE SCHEDULE

FUND	INVESTMENT MANAGEMENT FEE
Delaware U.S. Growth Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Smid Cap Growth Fund	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion
Delaware Foundation® Conservative Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Foundation® Growth Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Foundation® Moderate Allocation Fund	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund	0.425% on first $500 million 0.40% on next $500 million 0.375% on next $1.5 billion 0.35% on assets in excess of $2.5 billion

Ex. B-1

FUND	INVESTMENT MANAGEMENT FEE
The Focus Smid-Cap Growth Equity Portfolio	0.375%
The Large-Cap Growth Equity Portfolio	0.275%
The Select 20 Portfolio	0.375%
Delaware VIP® Smid Cap Growth Series	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion
Delaware VIP® U.S. Growth Series	0.325% on first $500 million 0.30% on next $500 million 0.275% on next $1.5 billion 0.25% on assets in excess of $2.5 billion
Delaware Select Growth Fund	0.375% on first $500 million 0.35% on next $500 million 0.325% on next $1.5 billion 0.30% on assets in excess of $2.5 billion

Ex. B-2

EXHIBIT A

APPENDIX B - MEMBERS AND OFFICERS OF JACKSON SQUARE PARTNERS, LLC

The following persons hold the following positions with the Sub-adviser. The principal business address of the Sub-adviser is 101 California Street, San Francisco, CA 94111.

NAME	POSITIONS AND OFFICES
Jeffrey Van Harte	Chairman and Chief Investment Officer
Kevin Brown	Managing Partner, Investment Specialist
Van Tran	Chief Financial Officer
Debbie Sabo	Head of Trading
Christopher Bonavico	Portfolio Manager, Analyst
Kenneth F. Broad	Portfolio Manager, Analyst
Christopher M. Ericksen	Portfolio Manager, Analyst
Ian D. Ferry	Portfolio Manager, Analyst
Patrick G. Fortier	Portfolio Manager, Analyst
Gregory Heywood	Portfolio Manager, Analyst
Daniel J. Prislin	Portfolio Manager, Analyst

B-1

APPENDIX C - 5% SHARE OWNERSHIP

The following table shows, as of March 20, 2014, the shareholders that own of record 5% or more of a Fund.

Trust/Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

C-1

FORM OF PROXY CARD

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

Delaware Group® Adviser Funds
Delaware Group Equity Funds IV
Delaware Group Global and International Funds
Voyageur Mutual Funds III
Delaware Pooled Trust
Delaware VIP Trust
Delaware Group Foundation Funds®

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES	JOINT SPECIAL MEETING OF SHAREHOLDERS – MAY 16, 2014
The undersigned hereby revokes all previous proxies for his/her shares and appoints Cori E. Daggett, David F. Connor, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of Delaware Investments® Funds, including shareholders of each registrant (each, a “Trust”) and fund (“Fund”) listed on Exhibit A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Friday, May 16, 2014 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2014: the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

AST Fund Solutions
[PROXY TABULATOR INFORMATION]

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.[________].com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-[xxx-xxxx].
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Approval of Sub-Advisory Agreement

1.	To approve a new sub-advisory agreement between Delaware Management Company, investment manager for each Fund, and Jackson Square Partners, LLC	FOR	AGAINST	ABSTAIN
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